Lease Agreement for Rooms in Bangkok International Airport


                                                         Agreement No. 1-79/2544



This agreement is made at the Airports Authority of Thailand on 16 October 2001, between the Airports Authority of Thailand, represented by Mr. Bancha Pattanapon, Deputy Managing Director, Acting Managing Director of the Airports Authority of Thailand, hereinafter called the "Lessor" of one part, and King Power Tax Free Co., Ltd., registered as a juristic person Company Limited under the Civil and Commercial Code, with the head office at 26th-27th Floors, Siam Tower, No. 989, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, represented by Mr. Viratana Suntaranond, the person empowered to enter juristic act binding King Power Tax Free Co., Ltd. according to the Certificate No. Phor.Hor. 0009400 dated 28 May 2001, issued by the Office of Partnership/Company Registration, Bangkok Metropolis, hereinafter called the "Lessee" of the other part.

Whereas the Lessor agrees to lease out and the Lessee agrees to lease the property of the Lessor for use as the offices of the Lessee.

Therefore, both parties agree as follows :

The Lessor agrees to lease out and the Lessee agrees to lease the property according to the "Terms and Conditions of Lease" and the following Appendixes which shall be deemed part of this agreement.

       Appendix                     A  Details  of the  leased  property,  lease
                                    period,  rents,  fees  and  charges,   chart
                                    showing location of the leased premises

       Appendix B                   Performance Guarantee

       Appendix C                   Documents     showing     juristic    person
                                    registration of the Lessee, and the person empowered to sign as the Lessee

       Appendix D                   Others (if any)


This agreement is made in duplicate. Both parties, having read and understood it entirely, hereunder sign their names and affix seal (if any) in the presence of witnesses and each retaining one copy.



The Lessor                                 The Lessee
----------                                 ----------

           - signed -                                       - signed -
     (Mr. Bancha Pattanapon)                       (Mr. Viratana Suntaranond)



Witness                                    Witness
-------                                    -------

           - signed -                                      - signed -
      (Mr. Krit Phakhakit)                     (Miss Sarinthorn Jongchaidetwong)

                          Terms and Conditions of Lease



Chapter 1 General Terms and Conditions

Chapter 2 Special Terms and Conditions


                              --------------------


Chapter 1 General Terms and Conditions

1.1      Scope of Lease

         The Lessee agrees to lease the property of the Lessor, hereinafter called the "leased premises" according to the details prescribed in Appendix A.

1.2      Lease Period

         The Lessor agrees to permit the Lessee to make use of the leased premises under this agreement for the period prescribed in Appendix A.

         If the Lessee wishes to continue the lease after the expiration date, a written notice must be forwarded to the Lessor at least fifty five (45) days prior to the expiration date. In view of this, the Lessor reserves the right to consider as it is deemed appropriate.

1.3      Remuneration and Method of Payment

         1.3.1    The Lessee agrees to pay remuneration to the Lessor as follows
                  :

                  (a) Fee for entering into the agreement, Baht 3,334.00 (Three Thousand Three Hundred Thirty-Four Baht), not including the value added tax;

                  (b)      Rents and charges as prescribed in Appendix A

         1.3.2 Payment of the fee for entering into the agreement under Clause 1.3.1(a) shall be made to the Lessor on the signing date of this agreement.

         1.3.3 Payment of the rents and charges as prescribed in Appendix A shall be made, on monthly basis, to the Lessor in advance by the 5th of every month.

         1.3.4 The Lessee agrees to be responsible for all expenses such as electricity, telephone, water supply charges and other expenses incurred from the lease under this agreement, and shall make payment to the Lessor within the due date indicated in the invoices.

         1.3.5 The Lessee agrees to be responsible for all taxes, duties and fees incurred from the lease under this agreement such as the value added tax, payable under the existing and future provisions of laws, on behalf of the Lessor.

                  The rate of monthly building and land taxes indicated in Appendix A is based on the average rents the Lessee has to pay in each year. Should the building and land taxes are changed, the Lessee consents to pay the new rates accordingly.

         1.3.6 All payment under this agreement shall be made at Finance Division, Finance Department, of the Lessor. After the Lessee has made payment to the Lessor, a receipt shall be issued to the Lessee as evidence. The receipt shall have the signatures of the Director, Finance Division, Finance Department, of the Lessor or the designated person, jointly with the cashier of Finance Division, Finance Department, or the designated person who must be a financial staff of the Lessor.

         1.3.7 If the Lessee is in default of payment of the rents, duty or other expenses payable to the Lessor under this agreement, the Lessee consents to pay penalty to the Lessor at a rate of 1.5 percent (one point five) per month of the outstanding amount for the whole period of default. A fraction of month shall be counted as one month.

                  The Lessee agrees that the first paragraph is a separate part and without prejudice to the right of the Lessor to terminate this agreement and claim for damages.

1.4      Duties and Responsibilities of the Lessee

         1.4.1    The Lessee  shall not make use of the leased  premises for any
                  purpose  other  than  prescribed  herein,   unless  a  written
                  permission has been obtained from the Lessor first.

         1.4.2 The Lessee shall not sub-lease the leased premises, either in whole or in part, or transfer the leasehold to a third party, or allow a third party to make use of the leased premises, either in whole or in part, unless a written permission has been obtained from the Lessor first.

         1.4.3 The Lessee shall not make any alteration or addition to the leased premises, unless a written permission has been obtained from the Lessor first.

                  If any alteration, addition or repair, whether minor or major repair, has been in the leased premises, under any circumstances, such property shall become the property of the Lessor, from the date on which such action has been taken, and the Lessee shall claim for compensation or expenses from the Lessor.

         1.4.4 The Lessee shall maintain the leased premises to be in proper condition and clean at all times. If the leased premises appear to be dirty, unbecoming or deteriorated, the Lessee shall arrange for cleaning or repair at the Lessee's own expense.

         1.4.5 The Lessee shall arrange to have fire extinguishers, as endorsed by the Lessor, in the leased premises at the Lessee's own expense.

         1.4.6 The Lessee shall comply, and ensure that the Lessee's personnel or the persons whom the Lessee has appointed or assigned or hired or ordered to perform the works of the
                  Lessee,   shall   comply  with  the   existing   instructions,
                  regulations and directives of the Lessor, and those to be issued in the future, and be cautious not allowing any person to take any illegal action in the leased premises, or use it as a storage or hiding place of any illegal item. In this case, if any damage occurred, the Lessee shall be liable to the Lessor for the consequences due to the action of the said persons as if having been committed by the Lessee.

         1.4.7 Throughout the lease period, the Lessee shall facilitate and permit the Lessor or the Lessor's staff to inspect the leased premises from time to time, during reasonable hours.

1.5      Rights on Adjustment of Rents and Charges

         During the lease period, the Lessor reserves the right to adjust the rents and charges as deemed appropriate, which shall be notified to the Lessee in advance; thereby the Lessee consents to pay the newly adjusted rents and charges.

1.6      Termination of Agreement

         1.6.1 During the period of this agreement, if the Lessor or the Lessee wishes to terminate this agreement prior to the expiration date prescribed in Appendix A, either party is entitled to do so; provided that a written notice must be given to the other party at least thirty (30) days in advance. In case the Lessor terminates the agreement prior to the expiration date, the Lessee agrees not to sue or claim for any damages from the Lessor.

         1.6.2 Each and every clause of this agreement is deemed essential. If it appears that the Lessee acts or omits to act in violation of or non-compliance with any clause herein, or becomes bankrupt, the Lessor is entitled to terminate this agreement forthwith, claim for damages and forfeit the performance guarantee.

1.7      Return of the Leased Premises

         1.7.1 Upon expiration of the lease or the date of termination of this agreement by the Lessor or the Lessee according to Clause 1.6, as the case may be, this agreement shall end forthwith. Thereby, the Lessee shall arrange for demolition or removal of the Lessee's property from the leased premises and return the same to the Lessor within seven (7) days from the expiration date or termination date of the agreement, as the case may be.

         1.7.2 In failing to comply with Clause 1.7.1, the Lessee consents the Lessor to immediately repossess the leased premises and remove the Lessee's property therefrom. Furthermore, the Lessee consents to reimburse the expenses the Lessor has to pay in doing so, and should any damage occurred the Lessee shall not claim for any compensation.

         1.7.3 Besides consenting the Lessor to repossess the leased premises according to Clause 1.7.2, the Lessee also consents to pay a daily fine to the Lessor at the rate prescribed in Appendix A, from the supposed date of return of the leased premises to the date on which the Lessee and attendants vacate the leased premises and return the same or the Lessor has carried out according to Clause 1.7.2, as the case may be.

1.8      Performance Guarantee

         Unless otherwise specified in Chapter 2 of the agreement, in entering into this agreement, the Lessee shall deposit cash or submit a Letter of Guarantee issued by a local bank for the amount equivalent to three
         (3) times of the rent plus the relevant service fees and monthly building and land taxes, to the Lessor as performance guarantee.

         The above performance guarantee shall be returned after the Lessee has been relieved from all obligations under this agreement.

         In case of an amendment of this agreement, resulting in an increase of the rent, the Lessee shall submit the performance guarantee to cover the increased amount accordingly.

1.9      Notice

         All notices under this agreement shall be made in writing and deemed legally forwarded if having been forwarded by one of the followings :

         -        hand delivery to the concerned person of either party; or

         - sent by registered mail to the addresses indicated by parties to this agreement in Chapter 2 herein.

1.10     Dispute

         In case any dispute has arisen in connection with this agreement, both parties agree that it shall be presented to the court in Bangkok.

                                                                      Appendix B

                              Performance Guarantee
                              ---------------------


In entering into this agreement, the Lessee has submitted the Letter of Guarantee No. 00744000167, dated 18 May 2001, of DBS Thai Danu Bank Public Company Limited, Pathum Wan Branch, and the Letter of Guarantee No. 029-01-00104-6/129, dated 1 October 2001, of Siam Commercial Bank Public Company Limited, Lak Si Branch, for Baht 1,123,171.00 (One Million One Hundred Twenty-Three Thousand One Hundred Seventy-One Baht) to the Lessor as guarantee for compliance with this agreement.

The performance guarantee submitted by the Lessee in the first paragraph shall be returned after the Lessee has been relieved from all obligations under this agreement.

                    DBS THAI DANU BANK PUBLIC COMPANY LIMITED

                               Letter of Guarantee

No. 00744000167                                                      18 May 2001

We, DBS Thai Danu Bank Public Company Limited, Pathum Wan Branch, with offices at No. 186/5-8, Siam Square Soi 7, Phaya Thai Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, hereby issue this Letter of Guarantee to the Airports Authority of Thailand, as follows :

1. Whereas King Power Tax Free Co., Ltd. has entered into the Lease Agreement No. 1-79/2544 for leasing rooms in a building of the Bangkok International Airport, and performance guarantee is required by the Airports Authority of Thailand, for an amount of Baht 179,371.00 (One Hundred Seventy-Nine Thousand Three Hundred Seventy-One Baht).

2. We consent to bind ourselves as the guarantor of King Power Tax Free Co., Ltd. to the Airports Authority of Thailand for an amount not exceeding Baht 179,371.00 (One Hundred Seventy-Nine Thousand Three Hundred Seventy-One Baht). That is, if King Power Tax Free Co., Ltd. fails to comply with the agreement entered with the Airports Authority of Thailand, or is in breach of any clause of the said agreement, thereby the Airports Authority of Thailand is entitled to forfeit the performance guarantee or demand penalty or fines and/or damages from King Power Tax Free Co., Ltd., we shall promptly make the payment on behalf of and without requesting King Power Tax Free Co., Ltd. to make such payment first.

3. We acknowledge and consent in case the Airports Authority of Thailand has given an extension or leniency for compliance with the agreement to King Power Tax Free Co., Ltd., provided that the Airports Authority of Thailand shall notify us without delay. This Letter of Guarantee is valid from 1 April 2001 to 31 March 2003.

As evidence, we, DBS Thai Danu Bank Public Company Limited, Pathum Wan Branch, by the undersigned who are empowered to enter juristic act binding the bank, hereunder sign our names and affixed the seal.

                                                                       Guarantor
              - signed -                            - signed -
       (Mrs. Sirikul Chiranon)             (Miss Siraphon Saengphairoj)
         Assistant Director &                Assistant Branch Manager
            Branch Manager
                                                                         Witness
             - signed -                              - signed -
    (Mr. Somsak Ratanakritnanon)               (Miss Siriphon Archiwa)

                 THE SIAM COMMERCIAL BANK PUBLIC COMPANY LIMITED

                               Letter of Guarantee

029-60-00311-6
No. 029-01-00104-6/129                                            1 October 2001

We, the Siam Commercial Bank Public Company Limited, Lak Si Branch, with offices at No. 99/50, Chaeng Watthana Road, Talat Bang Khen Sub-district, Lak Si
District, Bangkok Metropolis, hereby issue this Letter of Guarantee to the Airports Authority of Thailand, as follows :

1. Whereas King Power Tax Free Co., Ltd. has entered into the Lease Agreement No. 1-79/2544 for leasing rooms in a building of the Bangkok International Airport, and performance guarantee is required by the Airports Authority of Thailand, for an amount of Baht 943,800.00 (Nine Hundred Forty-Three Thousand Eight Hundred Baht).

2. We consent to bind ourselves as the guarantor of King Power Tax Free Co., Ltd. to the Airports Authority of Thailand for an amount not exceeding  Baht  943,800.00  (Nine Hundred  Forty-Three  Thousand Eight
         Hundred Baht). That is, if King Power Tax Free Co., Ltd. fails to comply with the agreement entered with the Airports Authority of Thailand, or is in breach of any clause of the said agreement, thereby the Airports Authority of Thailand is entitled to forfeit the performance guarantee or demand penalty or fines and/or damages from King Power Tax Free Co., Ltd., we shall promptly make the payment on behalf of and without requesting King Power Tax Free Co., Ltd. to make such payment first.

3. We acknowledge and consent in case the Airports Authority of Thailand has given an extension or leniency for compliance with the agreement to King Power Tax Free Co., Ltd., provided that the Airports Authority of Thailand shall notify us without delay. This Letter of Guarantee is valid from 1 April 2001 to 31 March 2003.

As evidence, we, the Siam Commercial Bank Public Company Limited, Lak Si Branch, by the undersigned who are empowered to enter juristic act binding the bank, hereunder sign our names and affixed the seal.

            - signed -                             - signed -          Guarantor
    (Mr. Suchart Wongwiphusana)                (Mrs. Sukri Dankul)
                                              For Managing Director

                                   - signed -                          Witness

                              (Mr. Thira Kawinkham)

                                   - signed -
                                                                       Witness
                        (Mr. Khomkrit Sunthonphithakkun)



                                                                      Appendix A

              Details of Rents and Location of the Leased Premises
              ----------------------------------------------------
                  Agreement No. 1-79/2544 dated 16 October 2001
                  ---------------------------------------------
                                                                (Total 4 Sheets)
                                                                     Sheet No. 1

-----------------------------  ------  ---------  -----------  -----------  ----------  ---------  --------------------------
                                Area   Rents          Rent     Service Fee   Building/    Fine/            Lease Period
      Leased Premises           Sqm.   Baht/Sqm.   Baht/Month  Baht/Month    Land Tax    Penalty   --------------------------
                                       Per month                            Baht/Month  Baht/Day       From            To
-----------------------------  ------  ---------  -----------  -----------  ----------  ---------  -----------  -------------

Rooms in Building
-----------------
Bangkok International Airport
-----------------------------

-  No.  0316 A and 0316 B       58.50    325.00     19,012.50    2,851.88     2,376.56   1,616.06  1 Apr. 2001   31 Mar. 2003
-  No.  2096 and 2097          151.00    325.00     49,075.00    7,361.25     6,134.38   4,171.38  1 Apr. 2001   31 Mar. 2003
-  No.  3025                   683.50    325.00    222,137.50   33,320.63    27,767.19  18,881.69  1 Apr. 2001   31 Mar. 2003

-----------------------------  ------  ---------  -----------  -----------  ----------  ---------  ----------- --------------


The Lessor                                         The Lessee
----------                                         ----------

         - signed -                                       - signed -
   (Mr. Bancha Pattanapon)                         (Mr. Viratana Suntaranond)


Witness                                           Witness
-------                                           -------

         - signed -                                       - signed -
    (Mr. Krit Phakhakit)                       (Miss Sarinthorn Jongchaidetwong)